Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

June 30, 2007

                               Supplemental Operating and Financial Data for the

        Quarter Ended 6/30/07

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of June 30, 2007	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of June 30, 2007
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,771	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,000	8%
Alabama	2	601,994	7%
Delaware	1	568,926	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Missouri	1	277,883	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
Louisiana	1	243,499	3%
New Hampshire	1	227,849	3%
Florida	1	198,950	2%
North Carolina	2	186,458	2%
California	1	109,600	1%
Maine	2	84,313	1%
Total (1)	30	8,353,819	100%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Property Summary – Occupancy at End of Each Period Shown (1)

Location	Total GLA 6/30/07	% Occupied 6/30/07	% Occupied 3/31/07	% Occupied 12/31/06	% Occupied 9/30/06	% Occupied 6/30/06
Riverhead, NY	729,315	99%	97%	100%	98%	99%
Rehoboth, DE	568,926	99%	98%	99%	100%	99%
Foley, AL	522,419	98%	96%	98%	96%	96%
San Marcos, TX	442,510	99%	98%	99%	98%	99%
Myrtle Beach, SC	426,417	97%	94%	95%	94%	94%
Sevierville, TN	419,038	99%	98%	100%	100%	100%
Hilton Head, SC	393,094	88%	85%	88%	88%	84%
Charleston, SC	352,260	93%	90%	89%	81%	n/a
Commerce II, GA	347,025	96%	94%	99%	96%	99%
Howell, MI	324,631	99%	99%	100%	99%	100%
Park City, UT	300,602	100%	99%	100%	99%	100%
Locust Grove, GA	293,868	95%	94%	99%	93%	94%
Westbrook, CT	291,051	94%	93%	99%	96%	92%
Branson, MO	277,883	100%	98%	100%	99%	100%
Williamsburg, IA	277,230	98%	95%	99%	98%	97%
Lincoln City, OR	270,280	96%	99%	97%	96%	98%
Tuscola, IL	256,514	72%	69%	77%	70%	70%
Lancaster, PA	255,152	99%	99%	100%	100%	100%
Gonzales, LA	243,499	100%	98%	100%	100%	100%
Tilton, NH	227,849	99%	96%	100%	94%	99%
Fort Myers, FL	198,950	96%	97%	100%	100%	94%
Commerce I, GA	185,750	90%	90%	90%	87%	93%
Terrell, TX	177,490	100%	98%	99%	91%	99%
West Branch, MI	112,120	100%	87%	96%	100%	98%
Barstow, CA	109,600	100%	100%	100%	100%	95%
Blowing Rock, NC	104,280	99%	97%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Boaz, AL	79,575	96%	92%	98%	98%	92%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	94%	94%	94%	94%	100%
Total	8,353,819	97% (2)	95% (2)	98% (2)	96% (2)	96%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

06/07    03/07    12/06    09/06    06/06    03/06    12/05    09/05    06/05
 (2)   (2)        (2)       (2)
 97%     95%      98%     96%      96%      95%      97%      96%     97%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of June 30, 2007
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	62	629,698	7.5%
Phillips-Van Heusen	94	448,564	5.4%
Liz Claiborne	39	305,978	3.6%
Adidas	34	274,371	3.2%
VF Factory Outlet	29	266,819	3.2%
Dress Barn, Inc.	36	238,352	2.9%
Nike	17	222,098	2.7%
Carter’s	43	213,191	2.6%
Polo Ralph Lauren	22	185,128	2.2%
Jones Retail Corporation	66	184,404	2.2%
Total of All Listed Above	442	2,968,603	35.5%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Lease Expirations as of June 30, 2007

Percentage of Total Gross Leasable Area (1)

2007      2008      2009        2010        2011        2012        2013       2014       2015       2016        2017+
6.00%       17.00%      19.00%    17.00%    19.00%   13.00%    2.00%    1.00%     1.00%     2.00%     3.00%

Percentage of Total Annualized Base Rent (1)

2007      2008      2009        2010        2011        2012        2013       2014       2015       2016        2017+
5.00%       15.00%      17.00%    20.00%   18.00%   12.00%    2.00%    2.00%     2.00%     3.00%      4.00%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Leasing Activity (1)
	03/31/07	06/30/07	09/30/07	12/31/07	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	89	31			120	104
Gross leasable area	321,288	107,874			429,162	370,567
New initial base rent per square foot	$21.54	$23.41			$22.01	$19.33
Prior expiring base rent per square foot	$16.57	$17.82			$16.88	$15.88
Percent increase	30.0%	31.4%			30.4%	21.7%

New straight line base rent per square foot	$22.51	$25.01			$23.14	$20.04
Prior straight line base rent per square foot	$16.39	$16.90			$16.52	$15.70
Percent increase	37.4%	47.9%			40.1%	27.7%

Renewed Space:
Number of leases	156	62			218	289
Gross leasable area	733,856	286,013			1,019,869	1,258,721
New initial base rent per square foot	$18.32	$16.04			$17.68	$17.34
Prior expiring base rent per square foot	$16.73	$14.28			$16.04	$15.96
Percent increase	9.5%	12.3%			10.2%	8.7%

New straight line base rent per square foot	$18.71	$16.25			$18.02	$17.53
Prior straight line base rent per square foot	$16.52	$14.19			$15.87	$15.62
Percent increase	13.3%	14.5%			13.6%	12.2%

Total Re-tenanted and Renewed Space:
Number of leases	245	93			338	393
Gross leasable area	1,055,144	393,887			1,449,031	1,629,288
New initial base rent per square foot	$19.30	$18.06			$18.96	$17.79
Prior expiring base rent per square foot	$16.68	$15.25			$16.29	$15.94
Percent increase	15.7%	18.4%			16.4%	11.6%

New straight line base rent per square foot	$19.86	$18.65			$19.53	$18.10
Prior straight line base rent per square foot	$16.48	$14.94			$16.06	$15.63
Percent increase	20.6%	24.8%			21.6%	15.8%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Consolidated Balance Sheets (dollars in thousands)
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Assets
Rental property
Land	$130,138	$130,137	$130,137	$130,250	$119,876
Buildings	1,074,260	1,071,691	1,068,070	1,059,725	1,017,245
Construction in progress	39,728	23,944	18,640	--	51,260
Total rental property	1,244,126	1,225,772	1,216,847	1,189,975	1,188,381
Accumulated depreciation	(296,319)	(287,720)	(275,372)	(266,054)	(266,958)
Total rental property – net	947,807	938,052	941,475	923,921	921,423
Cash & cash equivalents	1,223	3,273	8,453	20,197	1,785
Investments in unconsolidated jointventures	14,324	14,052	14,451	14,581	15,130
Deferred charges – net	49,795	52,312	55,089	57,915	56,867
Other assets	28,904	21,149	21,409	26,819	27,008
Total assets	$1,042,053	$1,028,838	$1,040,877	$1,043,433	$1,022,213
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,704	$498,685	$498,668	$498,650	$349,132
Mortgages payable, including premium	176,850	178,363	179,911	181,420	198,177
Unsecured note	--	--	--	--	53,500
Unsecured lines of credit	7,900	--	--	--	49,800
Total debt	683,454	677,048	678,579	680,070	650,609
Construction trade payables	27,840	22,266	23,504	21,049	22,372
Accounts payable & accruals	26,656	25,680	25,094	27,254	22,095
Total liabilities	737,950	724,994	727,177	728,373	695,076
Minority interest in operating partnership	37,191	37,193	39,024	39,270	53,541
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	313	313	310	310	310
Paid in capital	349,599	347,933	346,361	345,411	332,103
Distributions in excess of net income	(165,139)	(158,902)	(150,223)	(147,030)	(142,497)
Accum. other compreh. income	7,139	2,307	3,228	2,099	8,680
Total shareholders’ equity	266,912	266,651	274,676	275,790	273,596
Total liabilities, minority interest & shareholders’ equity	$1,042,053	$1,028,838	$1,040,877	$1,043,433	$1,022,213

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Revenues
Base rentals	$36,456	$35,227	$36,449	$35,403	$33,879	$71,683	$66,844
Percentage rentals	1,662	1,468	2,896	1,736	1,398	3,130	2,556
Expense reimbursements	15,798	15,045	17,165	14,890	13,747	30,843	26,467
Other income	1,596	1,501	2,039	2,407	1,504	3,097	2,859
Total revenues	55,512	53,241	58,549	54,436	50,528	108,753	98,726
Expenses
Property operating	17,916	17,005	19,285	17,139	15,995	34,921	30,760
General & administrative	4,907	4,277	4,402	4,147	4,077	9,184	8,158
Depreciation & amortization	15,539	18,487	14,082	13,578	13,593	34,026	29,543
Abandoned acquisition due diligence costs	--	--	944	574	--	--	--
Total expenses	38,362	39,769	38,713	35,438	33,665	78,131	68,461
Operating income	17,150	13,472	19,836	18,998	16,863	30,622	30,265
Interest expense (1)	10,072	10,056	9,919	10,932	9,890	20,128	19,924
Income before equity in earnings of unconsolidated joint ventures and minority interest	7,078	3,416	9,917	8,066	6,973	10,494	10,341
Equity in earnings of unconsolidated joint ventures	334	235	297	539	285	569	432
Minority interest in operating partnership	(987)	(370)	(1,455)	(1,191)	(969)	(1,357)	(1,350)
Income from continuing operations	6,425	3,281	8,759	7,414	6,289	9,706	9,423
Discontinued operations (2)	--	--	--	--	--	--	11,713
Net income	6,425	3,281	8,759	7,414	6,289	9,706	21,136
Less applicable preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,406)	(2,813)	(2,621)
Net income available to common shareholders	$5,108	$1,875	$7,353	$6,008	$4,883	$6,893	$18,515
Basic earnings per common share:
Income from continuing operations	$.16	$.06	$.24	$.20	$.16	$.22	$.22
Net income	$.16	$.06	$.24	$.20	$.16	$.22	$.61
Diluted earnings per common share:
Income from continuing operations	$.16	$.06	$.23	$.19	$.16	$.22	$.22
Net income	$.16	$.06	$.23	$.19	$.16	$.22	$.60
Weighted average common shares:
Basic	30,824	30,743	30,651	30,619	30,593	30,784	30,562
Diluted	31,547	31,550	31,380	30,983	30,915	31,537	30,889

(1)	Three months ended September 30, 2006 includes a prepayment premium and deferred loan cost write off of $917,000.
(2)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Funds from operations:
Net income	$6,425	$3,281	$8,759	$7,414	$6,289	$9,706	$21,136
Adjusted for -
Minority interest in operating Partnership	987	370	1,455	1,191	969	1,357	1,350
Minority interest, depreciation and amortization in discontinued operations	--	--	--	--	--	--	2,444
Depreciation and amortization uniquely significant to real estate – wholly owned	15,461	18,412	14,015	13,512	13,526	33,873	29,411
Depreciation and amortization uniquely significant to real estate – joint ventures	680	654	623	444	379	1,334	758
(Gain) on sale of real estate	--	--	--	--	--	--	(13,833)
Preferred share dividend	(1,407)	(1,406)	(1,406)	(1,406)	(1,406)	(2,813)	(2,621)
Funds from operations	$22,146	$21,311	$23,446	$21,155	$19,757	$43,457	$38,645

Funds from operations per share	$.59	$.57	$.63	$.57	$.53	$1.16	$1.05
Funds available for distribution:
Funds from operations	$22,146	$21,311	$23,446	$21,155	$19,757	$43,457	$38,645
Adjusted For -
Corporate depreciation excluded above	78	75	67	67	66	153	131
Amortization of finance costs	417	418	413	386	298	835	596
Early extinguishment of debt	--	--	--	917	--	--	--
Amortization of share compensation	1,057	832	651	880	661	1,889	1,142
Straight line rent adjustment	(839)	(714)	(521)	(633)	(601)	(1,553)	(1,065)
Market rent adjustment	(236)	(364)	(332)	(326)	(348)	(600)	(806)
Market rate interest adjustment	(597)	(585)	(592)	(589)	(581)	(1,182)	(1,149)
2nd generation tenant allowances	(5,314)	(6,047)	(3,351)	(2,527)	(2,017)	(11,361)	(3,667)
Capital improvements	(2,188)	(1,880)	(3,041)	(2,911)	(2,913)	(4,068)	(5,337)
Funds available for distribution	$14,524	$13,046	$16,740	$16,419	$14,322	$27,570	$28,490
Funds available for distribution per share	$.39	$.35	$.45	$.44	$.39	$.73	$.77
Dividends paid per share	$.36	$.34	$.34	$.34	$.34	$.7000	$.6625

FFO payout ratio	61%	60%	54%	60%	64%	60%	63%
FAD payout ratio	92%	97%	76%	77%	87%	96%	86%
Diluted weighted average common shares	37,614	37,616	37,447	37,050	36,982	37,604	36,956

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	Tanger’s Share as of 6/30/07
Assets
Investment properties at cost – net	$ 73,272	$ 74,017	$ 74,253	$ 74,913	$ 37,474	$ 36,636
Construction in progress	55,487	44,049	38,449	29,776	65,298	18,496
Cash and cash equivalents	4,899	3,260	6,539	14,173	2,926	2,057
Deferred charges – net	2,733	2,294	2,824	2,122	1,805	1,225
Other assets	8,843	16,663	15,239	21,141	13,220	3,406
Total assets	$145,234	$140,283	$137,304	$142,125	$120,723	$ 61,820

Liabilities & Owners’ Equity
Mortgage payable	$112,292	$103,444	$100,138	$ 99,561	$ 77,380	$ 47,606
Construction trade payables	1,423	1,283	2,734	6,162	9,665	712
Accounts payable & other liabilities	1,571	4,696	2,767	2,904	858	677
Total liabilities	115,286	109,423	105,639	108,627	87,903	48,995
Owners’ equity	29,948	30,860	31,665	33,498	32,820	12,825
Total liabilities & owners’ equity	$145,234	$140,283	$137,304	$142,125	$120,723	$ 61,820

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Revenues	$4,780	$4,636	$4,434	$4,441	$3,171	$9,416	$5,828
Expenses
Property operating	1,596	1,764	1,457	1,726	1,202	3,360	2,232
General & administrative	117	42	82	58	66	159	73
Depreciation & amortization	1,409	1,357	1,283	924	788	2,766	1,574
Total expenses	3,122	3,163	2,822	2,708	2,056	6,825	3,879
Operating income	1,658	1,473	1,612	1,733	1,115	3,131	1,949
Interest expense	1,061	1,056	1,060	700	578	2,117	1,147
Net income	$ 597	$ 417	$ 552	$1,033	$ 537	$1,014	$ 802
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,544	$1,417	$1,457	$1,334	$ 952	$2,961	$1,762
Net income	$ 334	$ 235	$ 297	$ 539	$ 285	$ 569	$ 432
Depreciation (real estate related)	$ 679	$ 655	$ 623	$ 444	$ 379	$1,334	$ 758

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	6/30/07	3/31/07	12/31/06	09/30/06	06/30/06	Tanger’s Share as of 6/30/07
Assets
Investment properties at cost – net	$36,136	$36,681	$36,476	$36,842	$37,474	$18,068
Cash and cash equivalents	1,826	1,769	1,941	2,067	1,761	913
Deferred charges – net	986	1,034	1,043	1,095	1,119	493
Other assets	2,256	2,151	1,888	1,928	3,020	1,128
Total assets	$41,201	$41,635	$41,348	$41,932	$43,374	$20,602

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	1,005	1,031	321	155	174	503
Accounts payable & other liabilities	319	580	119	256	541	159
Total liabilities	37,124	37,411	36,240	36,211	36,515	18,562
Owners’ equity	4,080	4,224	5,108	5,721	6,859	2,040
Total liabilities & owners’ equity	$41,204	$41,635	$41,348	$41,932	$43,374	$20,602

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Revenues	$2,997	$2,767	$2,842	$3,016	$2,976	$5,764	$5,633
Expenses
Property operating	1,054	1,069	1,050	1,068	1,035	2,123	2,065
General & administrative	22	6	5	2	20	28	27
Depreciation & amortization	817	807	807	797	788	1,624	1,574
Total expenses	1,893	1,882	1,862	1,867	1,843	3,775	3,666
Operating income	1,104	885	980	1,149	1,133	1,989	1,967
Interest expense	555	551	564	573	578	1,106	1,147
Net income	$549	$334	$416	$576	$555	$883	$820
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$961	$846	$893	$973	$961	$1.807	$1,771
Net income	$289	$181	$216	$303	$292	$470	$439
Depreciation (real estate related)	$394	$390	$395	$384	$379	$784	$758

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	Tanger’s Share as of 06/30/07
Assets
Investment properties at cost - net	$37,136	$37,336	$37,777	$38,071	$ --	$18,568
Construction in progress	--	--	--	--	37,582	--
Cash and cash equivalents	720	2	681	668	220	360
Deferred charges – net	898	959	1,011	1,026	685	449
Other assets	494	8,034	7,463	7,834	148	247
Total assets	$39,248	$46,331	$46,932	$47,599	$38,635	$19,624

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$28,894	$28,894	$26,154	$16,508	$12,625
Construction trade payables	418	252	2,413	6,007	9,491	209
Accounts payable & other liabilities	607	3,922	2,454	2,454	147	303
Total liabilities	26,275	33,068	33,761	34,615	26,146	13,137
Owners’ equity	12,973	13,263	13,171	12,984	12,489	6,487
Total liabilities & owners’ equity	$39,248	$46,331	$46,932	$47,599	$38,635	$19,624

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Revenues	$1,177	$1,856	$1,573	$1,409	$162	$3,633	$162
Expenses
Property operating	542	695	407	658	167	1,237	167
General & administrative	26	10	7	6	6	36	6
Depreciation & amortization	592	550	476	127	--	1,142	--
Total expenses	1,160	1,255	890	791	173	2,415	173
Operating income	617	601	683	618	(11)	1,218	(11)
Interest expense	506	505	496	127	--	1,011	--
Net income (loss)	$111	$96	$187	$491	$(11)	$207	$(11)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$605	$576	$580	$372	$(5)	$1,180	$(5)
Net income (loss)	$67	$58	$105	$248	$(5)	$125	$(5)
Depreciation (real estate related)	$285	$265	$228	$ 60	$--	$550	$ --

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06	Tanger’s Share as of 06/30/07
Assets
Construction in progress	$55,487	$44,049	$38,449	$29,776	$27,716	$18,496
Cash and cash equivalents	2,353	1,489	3,917	11,438	945	784
Deferred charges – net	849	301	770	1	1	283
Other assets	6,093	6,478	5,888	11,379	10,052	2,031
Total assets	$64,782	$52,317	$49,024	$52,594	$38,714	$21,594

Liabilities & Owners’ Equity
Mortgage payable	$51,242	$38,750	$35,444	$37,607	$25,072	$17,081
Accounts payable & other liabilities	645	194	194	194	170	215
Total liabilities	51,887	38,944	35,638	37,801	25,242	17,296
Owners’ equity	12,895	13,373	13,386	14,793	13,472	4,298
Total liabilities & owners’ equity	$64,782	$52,317	$49,024	$52,594	$38,714	$21,594

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/07	03/07	12/06	09/06	06/06	06/07	06/06
Revenues	$6	$13	$19	$16	$33	$19	$33
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	69	26	70	50	40	95	40
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	69	26	70	50	40	95	40
Operating income	(63)	(13)	(51)	(34)	(7)	(76)	(7)
Interest expense	--	--	--	--	--	--	--
Net loss	$(63)	$(13)	$(51)	$(34)	$(7)	$(76)	$(7)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(21)	$(4)	$(17)	$(12)	$(2)	$(25)	$(2)
Net loss	$(21)	$(4)	$(17)	$(12)	$(2)	$(25)	$(2)
Depreciation (real estate related)	$--	$--	$--	$--	$--	$--	$--

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2007
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$174,590	6.590%	07/10/08
Net debt premium, COROC Holdings, LLC (1)	2,260
Total mortgage debt	176,850

Unsecured debt
Unsecured credit facilities	7,900	Libor + 0.85%	06/30/09
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(796)
Total unsecured debt	506,604
Total debt	$683,454

Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2007
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	40%	13%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	150%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.37	Yes

(1)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2007
Year	Scheduled Amortization Payments	Balloon Payments		Total Scheduled Payments
2007	$1,911	$--		$1,911
2008	2,328	270,351		272,679
2009	--	7,900		7,900
2010	--	--		--
2011	--	--		--
2012	--	--		--
2013	--	--		--
2014	--	--		--
2015	--	250,000		250,000
2016 & thereafter	--	149,500	(1)	149,500
	$4,239	$667,751		$681,990
Net Premium on Debt				1,464
				$683,454

(1) Of this amount, $149.5 million represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408